Commitments	12 Months Ended
Dec. 31, 2012
Commitments [Abstract]
Commitments

3. Commitments

Leases

The Company leases office and laboratory space in Knoxville, Tennessee on a month-to-month basis. Rent expense was $55,378, $55,382 and $55,378 for Fiscal 2012, Fiscal 2011 and Fiscal 2010, respectively.

Employee Agreements

On July 1, 2012, the Company entered into executive employment agreements with each of H. Craig Dees. Ph.D., Timothy C. Scott, Ph.D., Eric A. Wachter, Ph.D., and Peter R. Culpepper, CPA, to serve as our Chief Executive Officer, President, Chief Technology Officer, and Chief Financial Officer and Chief Operating Officer, respectively. Each agreement provides that such executive will be employed for a one-year term with automatic one-year renewals unless previously terminated pursuant to the terms of the agreement or either party gives notice that the term will not be extended. The Company is committed to pay a total of $1,000,000 over six months, which is the remainder of the current employment agreements at December 31, 2012. Executives are also entitled to participate in any incentive compensation plan or bonus plan adopted by the Company without diminution of any compensation or payment under the agreement. Executives are further entitled to reimbursement for all reasonable out-of-pocket expenses incurred during their performance of services under the agreement.

Each agreement generally provides that if the executive’s employment is terminated prior to a change in control (as defined in the agreement) (1) due to expiration or non-extension of the term by the Company; or (2) by the Company for any reason other than for cause (as defined in the agreement), then such executive shall be entitled to receive payments under the agreement as if the agreement was still in effect through the end of the period in effect as of the date of such termination. If the executive’s employment (1) is terminated by the Company at any time for cause, (2) is terminated by executive prior to, and not coincident with, a change in control or (3) is terminated by executive’s death, disability or retirement prior to a change in control, the executive (or his estate, as the case may be) shall be entitled to receive payments under the agreement through the last date of the month of such termination, a pro-rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he is entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement.

In the event that coincident with or following a change in control, the executive’s employment is terminated or the agreement is not extended (1) by action of the executive including his death, disability or retirement or (2) by action of the Company not for cause, the executive (or his estate, as the case may be) shall be entitled to receive payments under the agreement through the last day of the month of such termination, a pro-rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he is entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement. In addition, the Company shall pay to the executive (or his estate, as the case may be), within 30 days following the date of termination or on the effective date of the change in control (whichever occurs later), a lump sum payment in cash in an amount equal to 2.90 times the base salary paid in the preceding calendar year, or scheduled to be paid to such executive during the year of such termination, whichever is greater, plus an additional amount sufficient to pay United States income taxes on the lump-sum amount paid.